SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 10, 2018

PRIME MERIDIAN HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Florida	333-191801	27-2980805
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1897 Capital Circle NE, Second Floor, Tallahassee, FL	32308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (850) 907-2301

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On July 10, 2018, Prime Meridian Holding Company (the “Company”) delivered to its executive officers and directors (collectively, the “Covered Persons”) a notice contemplated by Rule 104(b)(2)(i) of Regulation BTR, pursuant to which the Company has imposed a “blackout” period as contemplated by Section 306(a) of the Sarbanes-Oxley Act of 2002 (“SOX”) and Securities and Exchange Commission regulations. A blackout period under the Prime Meridian Bank 401(k) Profit Sharing Plan (the “Plan”) is being imposed in connection with the change of the Plan’s record-keeper from American Funds to Transamerica Retirement Solutions LLC (“Transamerica”). During the blackout period, Plan participants will be unable to direct or diversify investments in individual accounts, obtain loans, or obtain distributions from the Plan, including with respect to Company common stock.

Because a blackout period has been imposed under the Plan, beginning on July 26, 2018, at 4:00 p.m., Eastern Time, and ending during the week of August 31, 2018, the Company is also imposing a SOX blackout period for Covered Persons. This blackout period will also begin on July 26, 2018 at 4:00 p.m., Eastern Time, and end during the week of August 31, 2018. The Company will advise the Covered Persons when the SOX blackout period ends. Additionally, the Covered Persons may contact Transamerica at (800) 401-8726 (toll-free) to determine whether the blackout period is in effect. A copy of the Company’s notice to the Covered Persons is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

While the blackout period is in effect, the Covered Persons may not, directly or indirectly, engage in any purchase, sale, transfer, acquisition, or disposition of any equity securities of the Company acquired in connection with service or employment as a director or executive officer. There are limited exclusions and exemptions from this rule. Further, the above prohibition is in addition to any other restrictions on trading activity that the Company imposes on its executive officers and directors, including under the Company’s insider trading policy.

Item 9.01	Exhibits

Exhibit 99.1      Notice of Blackout Period and Regulation BTR Trading Restrictions

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME MERIDIAN HOLDING COMPANY

By:	/s/ R. Randy Guemple
R. Randy Guemple Chief Financial Officer and Executive Vice President

Date: July 10, 2018